COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2023 (Unaudited)

		Shares	Value
COMMON STOCK	109.7%
COMMUNICATIONS—TOWERS	13.3%
American Tower Corp.(a),(b)		741,056	$151,427,383
Crown Castle, Inc.(a),(b)		515,989	69,059,968

			220,487,351

REAL ESTATE	96.4%
DATA CENTERS	11.9%
Digital Realty Trust, Inc.(a),(b)		1,153,666	113,416,904
Equinix, Inc.(a),(b)		118,425	85,389,162

			198,806,066

HEALTH CARE	11.5%
Healthcare Realty Trust, Inc., Class A(a),(b)		2,944,762	56,922,250
Welltower, Inc.(a)		1,872,025	134,205,472

			191,127,722

HOTEL	1.9%
Host Hotels & Resorts, Inc.(a),(b)		1,938,798	31,970,779

INDUSTRIALS	16.4%
Americold Realty Trust, Inc.(a),(b)		1,664,605	47,358,012
BG LLH, LLC (Lineage Logistics)(c)		142,519	14,575,418
Prologis, Inc.(a)		1,683,799	210,087,601

			272,021,031

NET LEASE	11.6%
NETSTREIT Corp.		713,226	13,037,771
Realty Income Corp.(a),(b)		1,893,123	119,872,548
Spirit Realty Capital, Inc.(a),(b)		859,157	34,228,815
VICI Properties, Inc.(a),(b)		788,383	25,717,054

			192,856,188

OFFICE	1.5%
Cousins Properties, Inc.		583,699	12,479,485
Highwoods Properties, Inc.		510,337	11,834,715

			24,314,200

RESIDENTIAL	22.9%
APARTMENT	11.6%
Apartment Income REIT Corp.(a),(b)		508,083	18,194,452
Camden Property Trust(a)		354,614	37,177,732
Mid-America Apartment Communities, Inc.(a),(b)		523,425	79,058,112
UDR, Inc.(a),(b)		1,428,942	58,672,358

			193,102,654

		Shares	Value
MANUFACTURED HOME	2.8%
Sun Communities, Inc.(a),(b)		329,580	$46,431,230

SINGLE FAMILY	8.5%
American Homes 4 Rent, Class A(a),(b)		723,063	22,740,332
Invitation Homes, Inc.(a),(b)		3,772,523	117,815,893

			140,556,225

TOTAL RESIDENTIAL			380,090,109

SELF STORAGE	8.9%
Extra Space Storage, Inc.(a)		433,747	70,670,399
Public Storage(a),(b),(d)		258,787	78,189,904

			148,860,303

SHOPPING CENTERS	8.4%
COMMUNITY CENTER	2.3%
Kimco Realty Corp.(a)		1,960,612	38,290,752

REGIONAL MALL	6.1%
Simon Property Group, Inc.(a),(b)		909,508	101,837,611

TOTAL SHOPPING CENTERS			140,128,363

SPECIALTY	0.8%
Lamar Advertising Co., Class A(a)		141,400	14,124,446

TIMBER	0.6%
Weyerhaeuser Co.(a),(b)		307,815	9,274,466

TOTAL REAL ESTATE			1,603,573,673

TOTAL COMMON STOCK (Identified cost—$1,477,593,148)			1,824,061,024

PREFERRED SECURITIES—$25 PAR VALUE	11.8%
BANKS	1.5%
Bank of America Corp., 6.00%, Series GG(e)		224,608	5,527,603
Bank of America Corp., 5.375%, Series KK(e)		100,000	2,297,000
JPMorgan Chase & Co., 5.75%, Series DD(e)		75,000	1,868,250
JPMorgan Chase & Co., 4.75%, Series GG(e)		172,000	3,716,920
JPMorgan Chase & Co., 4.625%, Series LL(e)		124,812	2,636,029
KeyCorp., 6.20% to 12/15/27(e),(f)		40,800	911,064
Truist Financial Corp., 4.75%, Series R(e)		80,200	1,699,438
Wells Fargo & Co., 4.70%, Series AA(a),(e)		88,000	1,662,320

		Shares	Value
Wells Fargo & Co., 4.25%, Series DD(a),(e)		69,325	$1,192,390
Wells Fargo & Co., 4.75%, Series Z(a),(e)		208,044	3,996,525

			25,507,539

ELECTRIC	0.6%
CMS Energy Corp., 5.625%, due 3/15/78		32,705	793,096
CMS Energy Corp., 5.875%, due 3/1/79		166,310	4,039,670
DTE Energy Co., 5.25%, due 12/1/77, Series E		134,351	3,094,104
Southern Co./The, 4.95%, due 1/30/80, Series 2020		100,000	2,260,000

			10,186,870

FINANCIAL	0.1%
KKR Group Finance Co. IX LLC, 4.625%, due 4/1/61		50,000	925,000

INTEGRATED TELECOMMUNICATIONS SERVICES	0.8%
AT&T, Inc., 5.625%, due 8/1/67(a)		145,567	3,626,074
AT&T, Inc., 5.00%, Series A(e)		124,144	2,813,103
AT&T, Inc., 4.75%, Series C(a),(e)		210,000	4,466,700
United States Cellular Corp., 5.50%, due 6/1/70		168,545	2,877,063

			13,782,940

PIPELINES	0.2%
Energy Transfer LP, 7.60% to 5/15/24, Series E(e),(f)		147,000	3,554,460

REAL ESTATE	8.5%
DATA CENTERS	1.4%
Digital Realty Trust, Inc., 5.85%, Series K(e)		161,925	3,758,279
Digital Realty Trust, Inc., 5.20%, Series L(e)		110,691	2,379,856
DigitalBridge Group, Inc., 7.15%, Series I(e)		404,770	7,763,489
DigitalBridge Group, Inc., 7.125%, Series J(e)		404,788	7,601,919
KKR Real Estate Finance Trust, Inc., 6.50%, Series A(e)		60,248	962,161

			22,465,704

DIVERSIFIED	1.4%
Armada Hoffler Properties, Inc., 6.75%, Series A(a),(e)		378,000	7,896,420
EPR Properties, 9.00%, Series E (Convertible)(e)		57,085	1,509,898
EPR Properties, 5.75%, Series G(e)		132,002	2,209,714
LXP Industrial Trust, 6.50%, Series C ($50 Par Value)(a),(e)		92,192	4,474,078
Urstadt Biddle Properties, Inc., 6.25%, Series H(e)		157,556	3,425,267
Urstadt Biddle Properties, Inc., 5.875%, Series K(e)		159,900	3,306,732

			22,822,109

		Shares	Value
HOTEL	1.3%
Pebblebrook Hotel Trust, 6.30%, Series F(e)		140,000	$2,632,000
Pebblebrook Hotel Trust, 6.375%, Series G(e)		188,800	3,515,456
Pebblebrook Hotel Trust, 5.70%, Series H(e)		160,000	2,608,000
RLJ Lodging Trust, 1.95%, Series A(e)		153,045	3,835,308
Summit Hotel Properties, Inc., 6.25%, Series E(a),(e)		226,000	4,280,440
Summit Hotel Properties, Inc., 5.875%, Series F(e)		137,693	2,438,543
Sunstone Hotel Investors, Inc., 6.125%, Series H(e)		114,000	2,307,360

			21,617,107

INDUSTRIALS	0.0%
Rexford Industrial Realty, Inc., 5.625%, Series C(e)		30,000	652,797

NET LEASE	0.8%
Agree Realty Corp., 4.25%, Series A(e)		150,455	2,648,008
Spirit Realty Capital, Inc., 6.00%, Series A(a),(e)		435,071	10,058,842

			12,706,850

OFFICE	0.8%
Arbor Realty Trust, Inc., 6.375%, Series D(e)		51,200	893,440
Brookfield Property Partners LP, 5.75%, Series A(e)		154,000	1,917,300
Brookfield Property Partners LP, 6.375%, Series A2(e)		126,056	1,900,924
Brookfield Property Preferred LP, 6.25%, due 7/26/81		150,000	2,430,000
City Office REIT, Inc., 6.625%, Series A(e)		61,000	1,077,870
Hudson Pacific Properties, Inc., 4.75%, Series C(e)		301,200	3,012,000
Vornado Realty Trust, 5.25%, Series N(a),(e)		158,108	2,055,404

			13,286,938

RESIDENTIAL	0.9%
APARTMENT	0.2%
Centerspace, 6.625%, Series C(e)		98,959	2,414,600

MANUFACTURED HOME	0.2%
Green Brick Partners, Inc., 5.75%, Series A(e)		72,172	1,327,965
UMH Properties, Inc., 6.375%, Series D(e)		115,000	2,516,200

			3,844,165

SINGLE FAMILY	0.5%
American Homes 4 Rent, 5.875%, Series G(e)		103,420	2,431,404
American Homes 4 Rent, 6.25%, Series H(a),(e)		228,349	5,546,597

			7,978,001

TOTAL RESIDENTIAL			14,236,766

SELF STORAGE	1.1%
National Storage Affiliates Trust, 6.00%, Series A(e)		192,080	4,419,760
Public Storage, 4.875%, Series I(e)		24,856	541,861

		Shares	Value
Public Storage, 4.75%, Series K(e)		18,000	$391,680
Public Storage, 4.625%, Series L(e)		450,000	9,405,000
Public Storage, 4.00%, Series P(e)		230,138	4,250,649

			19,008,950

SHOPPING CENTERS—COMMUNITY CENTER	0.8%
Kimco Realty Corp., 5.25%, Class M(e)		181,358	3,681,567
Kimco Realty Corp., 5.125%, Series L(e)		24,619	483,271
Saul Centers, Inc., 6.125%, Series D(e)		101,300	2,176,937
Saul Centers, Inc., 6.00%, Series E(e)		111,000	2,458,650
SITE Centers Corp., 6.375%, Class A(a),(e)		200,000	4,688,000

			13,488,425

TOTAL REAL ESTATE			140,285,646

UTILITIES—ELECTRIC	0.1%
Sempra Energy, 5.75%, due 7/1/79		89,854	2,222,988

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$229,744,747)			196,465,443

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	14.1%
BANKS	4.2%
Bank of America Corp., 6.10% to 3/17/25, Series AA(a),(b),(e),(f)		$4,000,000	3,931,320
Bank of America Corp., 6.125% to 4/27/27, Series TT(a),(e),(f)		4,640,000	4,576,200
Bank of America Corp., 6.25% to 9/5/24, Series X(a),(b),(e),(f)		6,000,000	5,872,500
Bank of America Corp., 6.30% to 3/10/26, Series DD(e),(f)		2,000,000	2,007,500
Bank of New York Mellon Corp./The, 3.75% to 12/20/26, Series I(a),(b),(e),(f)		3,877,000	3,206,667
Citigroup, Inc., 3.875% to 2/18/26(e),(f)		2,500,000	2,117,500
Citigroup, Inc., 4.00% to 12/10/25, Series W(a),(b),(e),(f)		6,000,000	5,317,500
Citigroup, Inc., 4.15% to 11/15/26, Series Y(e),(f)		2,100,000	1,722,000
Citigroup, Inc., 5.95% to 5/15/25, Series P(e),(f)		2,000,000	1,866,391
Citigroup, Inc., 6.25% to 8/15/26, Series T(e),(f)		2,140,000	2,054,400
Citigroup, Inc., 8.87% (3 Month US LIBOR + 4.068%), Series 0 (FRN)(e),(g)		2,140,000	2,129,300
Goldman Sachs Group, Inc./The, 4.125% to 11/10/26, Series V(e),(f)		2,500,000	2,075,016
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(e),(f)		2,160,000	2,111,400
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(e),(f)		2,850,000	2,788,725
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(e),(f)		9,000,000	9,036,945

		Principal Amount	Value
PNC Financial Services Group, Inc./The, 6.00% to 5/15/27, Series U(e),(f)		$2,270,000	$2,095,344
PNC Financial Services Group, Inc./The, 6.20% to 9/15/27, Series V(e),(f)		5,000,000	4,716,750
PNC Financial Services Group, Inc./The, 8.492% (3 Month US LIBOR + 3.678%), Series O (FRN)(e),(g)		1,000,000	989,903
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(a),(b),(e),(f)		10,000,000	8,833,350
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a),(b),(e),(f)		2,000,000	1,970,000

			69,418,711

BANKS—FOREIGN	3.5%
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(a),(b),(e),(f),(h)		4,000,000	3,640,000
Banco Santander SA, 7.50% to 2/8/24 (Spain)(e),(f),(h),(i)		2,000,000	1,912,772
Bank of Nova Scotia/The, 8.625% to 10/27/27, due 10/27/82 (Canada)(f)		1,000,000	1,019,235
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(a),(e),(f),(h)		2,200,000	1,985,500
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(a),(e),(f),(h)		3,000,000	2,568,750
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(a),(e),(f),(h),(j)		4,650,000	4,389,925
BNP Paribas SA, 7.75% to 8/16/29, 144A (France)(a),(e),(f),(h),(j)		3,800,000	3,646,860
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)(e),(f),(h),(j)		3,000,000	2,796,253
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(e),(f),(h),(j)		5,000,000	4,847,020
Credit Suisse Group AG, 5.25% to 2/11/27, 144A (Switzerland)(e),(f),(h),(j),(k),(l)		1,900,000	109,250
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)(e),(f),(h),(j),(k),(l)		1,400,000	80,500
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(e),(f),(h)		3,200,000	2,611,424
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)(e),(f),(h)		2,800,000	2,424,786
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)(a),(b),(e),(f),(h)		4,200,000	3,788,523
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(e),(f),(h)		4,000,000	3,784,440
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(e),(f),(h)		4,100,000	3,814,312
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)(e),(f),(h)		1,400,000	1,280,440
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)(e),(f),(h)		3,400,000	3,364,300
Societe Generale SA, 7.875% to 12/18/23, 144A (France)(e),(f),(h),(j)		3,600,000	3,380,040
Societe Generale SA, 8.00% to 9/29/25, 144A (France)(e),(f),(h),(j)		1,800,000	1,684,125
Societe Generale SA, 9.375% to 11/22/27, 144A (France)(e),(f),(h),(j)		1,800,000	1,707,750

		Principal Amount	Value
Toronto-Dominion Bank/The, 8.125% to 10/31/27, due 10/31/82 (Canada)(f)		$1,000,000	$1,017,500
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)(e),(f),(h),(j)		2,800,000	2,663,388

			58,517,093

ELECTRIC	0.0%
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-A(f)		700,000	588,938

ELECTRIC—FOREIGN	0.3%
Electricite de France SA, 6.00% to 1/29/26, Series EMTN (France)(e),(f),(i)		2,500,000	2,761,573
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(f)		3,000,000	2,806,603

			5,568,176

FINANCIAL	0.8%
CREDIT CARD	0.2%
American Express Co., 3.55% to 9/15/26(a),(e),(f)		3,508,000	2,973,732

INVESTMENT BANKER/BROKER	0.6%
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(a),(e),(f)		6,750,000	5,511,510
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G(e),(f)		2,550,000	2,428,875
Charles Schwab Corp./The, 4.00% to 12/1/30, Series H(e),(f)		2,500,000	1,971,875

			9,912,260

TOTAL FINANCIAL			12,885,992

INDUSTRIALS	0.1%
General Electric Co., 8.196% (3 Month US LIBOR + 3.33%), Series D (FRN)(e),(g)		1,948,000	1,953,357

INSURANCE	1.4%
LIFE/HEALTH INSURANCE	0.8%
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52, 144A(f),(j)		4,140,000	3,698,686
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)(a),(j)		2,000,000	2,094,606
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43(f)		2,956,000	2,914,232
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(f)		1,700,000	1,594,260
Voya Financial, Inc., 6.125% to 9/15/23, Series A(a),(e),(f)		2,500,000	2,389,583

			12,691,367

		Principal Amount	Value
LIFE/HEALTH INSURANCE—FOREIGN	0.1%
Dai-ichi Life Insurance Co., Ltd./The, 4.00% to 7/24/26, 144A (Japan)(e),(f),(j)		$2,200,000	$2,039,843

MULTI-LINE—FOREIGN	0.2%
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 5.125% to 6/1/28, due 6/1/48 (Switzerland)(f),(i)		2,800,000	2,629,309

PROPERTY CASUALTY	0.1%
Markel Corp., 6.00% to 6/1/25(e),(f)		2,650,000	2,545,444

PROPERTY CASUALTY—FOREIGN	0.2%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(f),(i)		4,052,000	4,004,845

TOTAL INSURANCE			23,910,808

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.8%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(a),(f)		5,710,000	4,515,182
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom)(f),(i)		5,500,000	5,354,525
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(a),(b),(f)		3,354,000	3,340,903

			13,210,610

OIL & GAS—FOREIGN	0.2%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)(a),(e),(f)		2,750,000	2,626,013

PIPELINES	0.3%
Energy Transfer LP, 6.50% to 11/15/26, Series H(e),(f)		1,480,000	1,306,100
Energy Transfer LP, 7.125% to 5/15/30, Series G(e),(f)		3,825,000	3,226,387

			4,532,487

PIPELINES—FOREIGN	0.3%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(a),(b),(f)		1,750,000	1,617,353
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(f)		2,610,000	2,501,763
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(f)		1,000,000	977,987

			5,097,103

REAL ESTATE	1.8%
FINANCE	0.1%
Boston Properties LP, 2.45%, due 10/1/33		625,000	421,209

Tanger Properties LP, 2.75%, due 9/1/31		1,225,000	884,327

			1,305,536

		Principal Amount	Value
HEALTH CARE	0.0%
Sabra Health Care LP, 3.20%, due 12/1/31		$500,000	$367,274

INDUSTRIALS	0.1%
Agree LP, 4.80%, due 10/1/32(a),(b)		1,250,000	1,205,729

NET LEASE	0.3%
Essential Properties LP, 2.95%, due 7/15/31		1,473,000	1,083,324
VICI Properties LP, 5.125%, due 5/15/32(a),(b)		2,675,000	2,522,632
VICI Properties LP, 5.625%, due 5/15/52		1,765,000	1,591,350

			5,197,306

OFFICE	0.1%
Brandywine Operating Partnership LP, 7.55%, due 3/15/28		1,500,000	1,346,613
Vornado Realty LP, 2.15%, due 6/1/26(a)		1,050,000	842,366

			2,188,979

RESIDENTIAL	0.1%
AvalonBay Communities, Inc., 5.00%, due 2/15/33(a)		1,825,000	1,853,217

RETAIL—FOREIGN	0.6%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)(a),(f),(j)		4,300,000	3,876,561
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)(a),(f),(j)		7,600,000	6,424,225

			10,300,786

SELF STORAGE	0.2%
Life Storage LP, 4.00%, due 6/15/29		2,700,000	2,483,214

SHOPPING CENTERS—COMMUNITY CENTER	0.3%
Kite Realty Group Trust, 4.75%, due 9/15/30(a)		6,112,000	5,532,732

TOTAL REAL ESTATE			30,434,773

UTILITIES	0.4%
ELECTRIC	0.3%
NextEra Energy Capital Holdings, Inc., 5.00%, due 7/15/32		1,575,000	1,586,453
Sempra Energy, 4.125% to 1/1/27, due 4/1/52(f)		3,000,000	2,425,560

			4,012,013

ELECTRIC—FOREIGN	0.1%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(a),(f)		2,600,000	2,083,666

TOTAL UTILITIES			6,095,679

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$261,511,692)			234,839,740

		Principal Amount	Value
CORPORATE BONDS	2.7%
COMMUNICATIONS—TOWERS	0.2%
American Tower Corp., 5.65%, due 3/15/33		$3,225,000	$3,321,619

ELECTRIC	0.2%
American Electric Power Co., Inc., 5.75%, due 11/1/27(a)		1,015,000	1,056,061
Southern California Edison Co., 5.85%, due 11/1/27		2,150,000	2,267,009

			3,323,070

ELECTRIC—FOREIGN	0.1%
Enel Finance America LLC, 7.10%, due 10/14/27, 144A (Italy)(j)		600,000	645,340
Enel Finance International NV, 7.50%, due 10/14/32, 144A (Italy)(j)		400,000	446,110

			1,091,450

FINANCIAL—INVESTMENT BANKER/BROKER	0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, due 6/15/29, 144A(j)		2,520,000	1,824,266

INTEGRATED TELECOMMUNICATIONS SERVICES	0.3%
AT&T, Inc., 2.875% to 3/2/25, Series B(e),(f)		5,000,000	5,036,146

REAL ESTATE	1.8%
DIVERSIFIED	0.3%
Necessity Retail REIT, Inc./The/ American Finance Operating Partner LP, 4.50%, due 9/30/28, 144A(a),(j)		4,600,000	3,445,985
Spirit Realty LP, 3.40%, due 1/15/30		1,840,000	1,583,473

			5,029,458

FINANCE	0.2%
Boston Properties LP, 6.75%, due 12/1/27		810,000	802,231
Digital Realty Trust LP, 5.55%, due 1/15/28		1,250,000	1,246,456
Newmark Group, Inc., 6.125%, due 11/15/23		2,000,000	1,984,493

			4,033,180

NET LEASE	0.9%
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, due 12/15/27, 144A(j)		1,500,000	1,188,395

		Principal Amount	Value
VICI Properties LP/VICI Note Co., Inc., 3.75%, due 2/15/27, 144A(j)		$2,763,000	$2,553,192
VICI Properties LP/VICI Note Co., Inc., 4.125%, due 8/15/30, 144A(j)		3,616,000	3,197,218
VICI Properties LP/VICI Note Co., Inc., 4.25%, due 12/1/26, 144A(j)		2,525,000	2,358,240
VICI Properties LP/VICI Note Co., Inc., 5.75%, due 2/1/27, 144A(a),(j)		5,050,000	4,962,240

			14,259,285

OFFICE	0.1%
Hudson Pacific Properties LP, 5.95%, due 2/15/28		2,975,000	2,255,473

SHOPPING CENTERS	0.3%
COMMUNITY CENTER	0.1%
Kimco Realty OP LLC, 4.125%, due 12/1/46		700,000	532,802

REGIONAL MALL	0.2%
Simon Property Group LP, 5.50%, due 3/8/33		2,130,000	2,121,199
Simon Property Group LP, 5.85%, due 3/8/53		1,535,000	1,530,683

			3,651,882

TOTAL SHOPPING CENTERS			4,184,684

TOTAL REAL ESTATE			29,762,080

TOTAL CORPORATE BONDS (Identified cost—$48,080,662)			44,358,631

		Ownership %*

PRIVATE REAL ESTATE—OFFICE	1.6%
Legacy Gateway JV LLC, Plano, TX(m)		56.5%	26,663,276

TOTAL PRIVATE REAL ESTATE (Identified cost—$23,637,405)			26,663,276

		Shares
SHORT-TERM INVESTMENTS	1.0%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 4.53%(n)		16,454,100	16,454,100

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$16,454,100)			16,454,100

		Value
PURCHASED OPTION CONTRACTS (Premiums paid—$66,083)	0.0%	$31,500

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$2,057,087,837)	140.9%	2,342,873,714
WRITTEN OPTION CONTRACTS (Premiums received—$2,471,853)	(0.2)	(2,710,411)
LIABILITIES IN EXCESS OF OTHER ASSETS	(40.7)	(677,046,705)
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	(0.0)	(125,000)

NET ASSETS (Equivalent to $12.37 per share based on 134,431,441 shares of common stock outstanding)	100.0%	$1,662,991,598

Exchange-Traded Option Contracts

Purchased Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(o)	Premiums Paid	Value
Put—Equinix, Inc.	$600.00	5/19/23	70	$5,047,280	$66,083	$31,500

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(o)	Premiums Received	Value
Call—Extra Space Storage, Inc.	$170.00	6/16/23	(340)	$(5,539,620)	$(108,476)	$(214,237)
Call—Public Storage	320.00	6/16/23	(154)	(4,652,956)	(72,005)	(76,076)
Put—American Tower Corp.	180.00	4/21/23	(258)	(5,271,972)	(69,337)	(15,480)
Put—Cousins Properties, Inc.	22.50	4/21/23	(1)	(2,138)	(43)	(268)
Put—Digital Realty Trust, Inc.	90.00	5/19/23	(501)	(4,925,331)	(146,502)	(120,240)
Put—Equinix, Inc.	580.00	5/19/23	(140)	(10,094,560)	(88,272)	(46,368)
Put—Invitation Homes, Inc.	30.00	5/19/23	(1,562)	(4,878,126)	(232,066)	(154,638)
Put—Prologis, Inc.	115.00	5/19/23	(422)	(5,265,294)	(111,651)	(91,152)
Put—Prologis, Inc.	105.00	5/19/23	(328)	(4,092,456)	(61,440)	(27,880)
Put—Medical Properties Trust, Inc.	10.00	7/21/23	(8,116)	(6,671,352)	(1,582,061)	(1,964,072)
			(11,822)	$(51,393,805)	$(2,471,853)	$(2,710,411)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$200,000,000	0.670%	Monthly	4.778%(p)	Monthly	9/15/25	$15,918,233	$—	$15,918,233
69,000,000	1.280%	Monthly	4.673%(p)	Monthly	2/3/26	5,018,949	(7,120)	5,011,829
115,000,000	0.762%	Monthly	4.684%(p)	Monthly	9/15/26	11,232,130	—	11,232,130
190,000,000	1.237%	Monthly	4.709%(p)	Monthly	9/15/27	18,354,818	—	18,354,818
						$50,524,130	$(7,120)	$50,517,010

The total amount of all interest rate swap contracts as presented in the table above is representative of the volume of activity for this derivative type during the three months ended March 31, 2023.

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	4,775,957	USD	5,075,529	4/4/23	$(103,996)
Brown Brothers Harriman	GBP	2,322,956	USD	2,812,984	4/4/23	(52,613)
Brown Brothers Harriman	USD	5,191,656	EUR	4,775,957	4/4/23	(12,131)
Brown Brothers Harriman	USD	2,872,637	GBP	2,322,956	4/4/23	(7,040)
Brown Brothers Harriman	EUR	4,772,391	USD	5,195,797	5/3/23	11,728
Brown Brothers Harriman	GBP	2,263,001	USD	2,799,943	5/3/23	6,620
						$(157,432)

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

*

Ownership % represents the Fund’s contractual ownership in the joint venture prior to the impact of promote structures. Legacy Gateway JV LLC, owns a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024.

(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $1,533,889,515 in aggregate has been pledged as collateral.
(b)	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $646,825,588 in aggregate has been rehypothecated.
(c)

Restricted security. Aggregate holdings equal 0.9% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $8,757,813. Security value is determined based on significant unobservable inputs (Level 3).

(d)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $28,962,234 in aggregate has been pledged as collateral.
(e)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(f)	Security converts to floating rate after the indicated fixed-rate coupon period.

(g)	Variable rate. Rate shown is in effect at March 31, 2023.
(h)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $56,480,358 which represents 3.4% of the net assets of the Fund (2.4% of the managed assets of the Fund).

(i)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $16,663,024 which represents 1.0% of the net assets of the Fund, of which 0.0% are illiquid.

(j)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $64,060,018 which represents 3.9% of the net assets of the Fund, of which 0.0% are illiquid.

(k)	Security is in default.
(l)	Non-income producing security.
(m)	Security value is determined based on significant unobservable inputs (Level 3).
(n)	Rate quoted represents the annualized seven-day yield.
(o)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(p)	Based on 1-Month LIBOR. Represents rates in effect at March 31, 2023.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Fund’s fair value of private real estate investments held by the Cohen & Steers RQI Trust (the REIT Subsidiary). Limited scope appraisals are prepared on a monthly basis and typically include a limited comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is completed which typically includes market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis. The full scope report is prepared by a third-party appraisal firm. The investment manager, including through communication with the Independent Valuation Advisor, monitors for material events that the investment manager believes may be expected to have a

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment manager, in conjunction with the Independent Valuation Advisor, values the private real estate investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager expects the primary methodology used to value private real estate investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment manager authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of March 31, 2023 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock:
Real Estate—Industrials	$257,445,613	$—	$14,575,418	(a)	$272,021,031
Other Industries	1,552,039,993	—	—		1,552,039,993
Preferred Securities—$25 Par Value	196,465,443	—	—		196,465,443
Preferred Securities—Capital Securities	—	234,839,740	—		234,839,740
Corporate Bonds	—	44,358,631	—		44,358,631
Private Real Estate—Office	—	—	26,663,276	(b)	26,663,276
Short-Term Investments	—	16,454,100	—		16,454,100
Purchased Option Contracts	31,500	—	—		31,500

Total Investments in Securities(c)	$2,005,982,549	$295,652,471	$41,238,694		$2,342,873,714

Interest Rate Swap Contracts	$—	$50,517,010	$—		$50,517,010
Forward Foreign Currency Exchange Contracts	—	18,348	—		18,348

Total Derivative Assets(c)	$—	$50,535,358	$—		$50,535,358

Forward Foreign Currency Exchange Contracts	$—	$(175,780)	$—		$(175,780)
Written Option Contracts	(2,449,538)	(260,873)	—		(2,710,411)

Total Derivative Liabilities(c)	$(2,449,538)	$(436,653)	$—		$(2,886,191)

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

(a)	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
(b)

Private Real Estate, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security. See Note 1 – Portfolio Valuation.

(c)	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock— Real Estate— Industrials	Private Real Estate— Office
Balance as of December 31, 2022	$13,432,416	$26,560,429
Change in unrealized appreciation (depreciation)	1,143,002	102,847

Balance as of March 31, 2023	$14,575,418	$26,663,276

The change in unrealized appreciation (depreciation) attributable to securities owned on March 31, 2023 which were valued using significant unobservable inputs (Level 3) amounted to $1,245,849.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at March 31, 2023	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(a)
Common Stock— Real Estate— Industrials	$14,575,418	Market Comparable Companies	Enterprise Value/ EBITDA(b) Multiple	22.5x	Increase
Private Real Estate— Office	$26,663,276	Discounted Cash Flow	Discount Rate Terminal Capitalization Rate	7.50% 6.50%	Decrease Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

(b)	Earnings Before Interest, Taxes, Depreciation and Amortization.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (“the effective date”). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Consolidated Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the three months ended March 31, 2023:

	Purchased Option Contracts(a),(b)	Written Option Contracts(a),(b)	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$5,188,418	$44,614,565	$7,901,952

(a)	Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end.
(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.